Exhibit 99.1

Windtree Therapeutics, Inc. Announces Reverse Stock Split

WARRINGTON, Pa., February 18, 2025 (GLOBE NEWSWIRE) – Windtree Therapeutics, Inc. (NasdaqCM: WINT) (“Windtree” or the “Company”), a biotechnology company focused on advancing early and late-stage innovative therapies for critical conditions and diseases, announces that its board of directors has approved a 1-for-50 reverse stock split of the Company’s common stock. The Company’s stockholders approved the reverse stock split proposal at the Company’s Special Meeting of Stockholders held on February 3, 2025. The stockholders granted the board of directors the authority to determine the exact split ratio and when to proceed with the reverse stock split.

The reverse stock split will become effective on February 20, 2025 at 5:00 p.m., Eastern Time (the “Effective Time”), and the Company’s common stock is expected to begin trading on a reverse stock split-adjusted basis on The Nasdaq Capital Market (“Nasdaq”) on February 21, 2025 at market open under the existing ticker symbol, “WINT.” The reverse stock split is intended to increase the price per share of the Company’s common stock to allow the Company to demonstrate compliance with the $1.00 minimum bid price requirement for continued listing on Nasdaq, among other benefits.

As of the Effective Time, every fifty shares of the Company’s issued and outstanding common stock will be combined into one share of common stock. The par value per share of the Company’s common stock will remain unchanged at $0.001. Proportional adjustments will be made to the number of shares of common stock issuable upon the exercise of the Company’s equity awards, convertible securities and warrants, as well as the applicable exercise price, and the number of shares authorized and reserved for issuance pursuant to the Company’s equity incentive plans.

The Company’s common stock will continue to trade on The Nasdaq Capital Market under the symbol “WINT” following the reverse stock split, with a new CUSIP number of 97382D 600. After the effectiveness of the reverse stock split, the number of outstanding shares of common stock will be reduced to approximately 700,000. No fractional shares will be issued in connection with the reverse stock split, and stockholders who would otherwise be entitled to a fractional share will receive a proportional cash payment.

The Company’s transfer agent, Continental Stock Transfer and Trust Company, will serve as the exchange agent for the reverse stock split. Registered stockholders holding pre-reverse stock split shares of common stock electronically in book-entry form are not required to take any action to receive post-reverse stock split shares. Those stockholders who hold their shares in brokerage accounts or in “street name” will have their positions automatically adjusted to reflect the reverse stock split, subject to each broker’s particular processes, and will not be required to take any action in connection with the reverse stock split.

Additional information about the reverse stock split can be found in the Current Report on Form 8-K filed today and in the Company’s definitive proxy statement (Form DEF 14A) filed with the United States Securities and Exchange Commission on January 8, 2025.

About Windtree Therapeutics, Inc.

Windtree Therapeutics, Inc. is a biotechnology company focused on advancing early and late-stage innovative therapies for critical conditions and diseases. Windtree’s portfolio of product candidates includes istaroxime, a Phase 2 candidate with SERCA2a activating properties for acute heart failure and associated cardiogenic shock, preclinical SERCA2a activators for heart failure and preclinical precision aPKCi inhibitor that are being developed for potential in rare and broad oncology applications. Windtree also has a licensing business model with partnership out-licenses currently in place.

Cautionary Statement Regarding Forward-Looking Statements

Statements constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The Company may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are based on information available to the Company as of the date of this press release and are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations. Examples of such risks and uncertainties include, among other things: the Company’s ability to acquire revenue generating subsidiaries; the market’s reaction to potential acquisitions by the Company; the Company’s ability to secure significant additional capital as and when needed; the Company’s ability to achieve the intended benefits of the aPKCi asset acquisition with Varian Biopharmaceuticals, Inc.; the Company’s risks and uncertainties associated with the success and advancement of the clinical development programs for istaroxime and the Company’s other product candidates, including preclinical oncology candidates; the Company’s ability to access the debt or equity markets; the Company’s ability to secure and successfully complete an out-licensing or asset acquisition transaction; the Company’s ability to manage costs and execute on its operational and budget plans; the results, cost and timing of the Company’s clinical development programs, including any delays to such clinical trials relating to enrollment or site initiation; risks related to technology transfers to contract manufacturers and manufacturing development activities; delays encountered by the Company, contract manufacturers or suppliers in manufacturing drug products, drug substances, and other materials on a timely basis and in sufficient amounts; risks relating to rigorous regulatory requirements, including that: (i) the U.S. Food and Drug Administration or other regulatory authorities may not agree with the Company on matters raised during regulatory reviews, may require significant additional activities, or may not accept or may withhold or delay consideration of applications, or may not approve or may limit approval of the Company’s product candidates, and (ii) changes in the national or international political and regulatory environment may make it more difficult to gain regulatory approvals and risks related to the Company’s efforts to maintain and protect the patents and licenses related to its product candidates; risks that the Company may never realize the value of its intangible assets and have to incur future impairment charges; risks related to the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators; the rate and degree of market acceptance of the Company’s product candidates, if approved; the economic and social consequences of the COVID-19 pandemic and the impacts of political unrest, including as a result of geopolitical tension, including the conflict between Russia and Ukraine, the People’s Republic of China and the Republic of China (Taiwan), and the evolving events in the Middle East, and any sanctions, export controls or other restrictive actions that may be imposed by the United States and/or other countries which could have an adverse impact on the Company’s operations, including through disruption in supply chain or access to potential international clinical trial sites, and through disruption, instability and volatility in the global markets, which could have an adverse impact on the Company’s ability to access the capital markets. These and other risks are described in the Company’s periodic reports, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, filed with or furnished to the Securities and Exchange Commission and available at www.sec.gov. Any forward-looking statements that the Company makes in this press release speak only as of the date of this press release. The Company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

Investors

Windtree:

Eric Curtis

ecurtis@windtreetx.com